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                                   SUPPLEMENT
                              DATED AUGUST 18, 2006
    TO THE CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS (THE "PROSPECTUS")
               FOR THE HARTFORD MUTUAL FUNDS, DATED MARCH 1, 2006

This supplement amends the Prospectus of The Hartford Mutual Funds, dated March 1, 2006. The Prospectus is revised as follows:

THE HARTFORD HIGH YIELD FUND

Effective August 2, 2006, James Serhant has been added as a portfolio manager for The Hartford High Yield Fund. Accordingly, on page 190 of the Prospectus in the section entitled "Management of the Funds, Portfolio Managers of the Funds," the first sentence under the heading "High Yield Fund" is deleted and replaced with the following:

The Fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.

In addition, the following paragraph is added on page 190 under the heading "High Yield Fund" directly after the paragraph pertaining to Mark Niland:

James Serhant, CFA, Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was a vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

THE HARTFORD INCOME FUND

As of August 2, 2006, Edward Vaimberg is no longer involved in the portfolio management of The Hartford Income Fund. Accordingly, the disclosure on page 190 of the Prospectus in the section entitled "Management of the Funds, Portfolio Managers of the Funds," regarding Edward Vaimberg is deleted.

Also effective August 2, 2006, Jeffrey S. MacDonald and Charles Moon have been added as portfolio managers for The Hartford Income Fund. Accordingly, on page 190 of the Prospectus in the section entitled "Management of the Funds, Portfolio Managers of the Funds," the first sentence under the heading "Income Fund" is deleted and replaced with the following:

The Fund is managed by William H. Davison, Jeffrey S. MacDonald and Charles
Moon.

In addition, the following paragraphs are added on page 190 under the heading "Income Fund" directly after the paragraph pertaining to William Davison:

Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a Portfolio Manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a

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portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).

Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (OppenheimerFunds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as a portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller and Portfolio Analyst (1993-1999).

THE HARTFORD INCOME FUND

The Hartford Income Fund has revised its principal investment strategy to increase the amount of the Fund's assets that may be invested in securities of foreign issuers and non-dollar securities. Accordingly, in the section entitled "The Hartford Income Fund" on page 64 of the Prospectus, the first sentence of the second paragraph under the heading "Principal Investment Strategy" is deleted and replaced with the following:

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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